EXHIBIT 99.2
[logo] Guides for the journey./SM             NEWS RELEASE
 USBANCORP
 Piper Jaffray(R)

800 Nicollet Mall
Minneapolis, MN 55402-7020


FOR IMMEDIATE RELEASE    INVESTOR CONTACT: Jennifer Olson-Goude
                                           612 303-6277
                         MEDIA CONTACT:    Erin Freeman
                                           415 277-1595


          Piper Jaffray Announces Management Presentation and Follow-up
                                 Conference Call

                     - FIRM PREPARES FOR DEC. 31 SPIN-OFF -


MINNEAPOLIS - December 19, 2003 - U.S. Bancorp Piper Jaffray announced today a management presentation to discuss the new Piper Jaffray Companies as it prepares for its spin-off from U.S. Bancorp. Featured presenters are Andrew S. Duff, the new company's Chairman and Chief Executive Officer; and Sandra G. Sponem, Chief Financial Officer. On December 15, U.S. Bancorp announced a special dividend, which will distribute to U.S. Bancorp shareholders one share of Piper Jaffray common stock for every 100 shares of U.S Bancorp common stock held, expected to be payable on December 31, 2003 to U.S. Bancorp shareholders of record as of 5:00 p.m. Eastern Time on December 22, 2003. The Piper Jaffray registration statement and Form 10 are available on the Securities and Exchange Commission web site, www.sec.gov.


The management presentation will be available beginning at 10:00 a.m. Eastern Time on Friday, December 19 through Friday, January 9, 2004 (time subject to change). The 20-minute pre-recorded presentation features slides and video. Investors may view the presentation by visiting www.netroadshow.com (password:
PiperJaffray).






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Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of or guarantees by U.S. Bank National Association or its affiliates, and involve investment risks, including possible loss of the principal amount invested. Securities products and services are offered through U.S. Bancorp Piper Jaffray Inc., member SIPC and NYSE, Inc., a subsidiary of U.S. Bancorp. (5/99-0679)

The firm also announced a conference call for investors who wish to ask questions of Andrew Duff and Sandra Sponem. This call has been scheduled for Monday, December 22, 2003 at 11:00 a.m. Eastern Time, and will last 30 minutes. Interested investors may participate by calling 800 340-5266, or 706 634-7204 international, and referring to conference ID 4654295 and the leader's name, Jennifer Olson-Goude.

Callers should dial in at least 15 minutes early to receive instructions. A replay of the conference call will be available through Friday, January 9, 2004 by calling 800 642-1687, or 706 645-9291 international.


ABOUT U.S. BANCORP PIPER JAFFRAY:

U.S. Bancorp Piper Jaffray, a subsidiary of the consolidated group of U.S. Bancorp, is a focused securities firm comprised of two revenue-generating segments: Capital Markets and Private Client Services. Clients of both segments are supported by Investment Research. The firm provides a full range of investment products and services to individuals, institutions and businesses. The firm has over 126 offices in 25 states across the country. U.S. Bancorp offers a comprehensive range of financial solutions through U.S. Bank, U.S. Bancorp Asset Management, U.S. Bancorp Investments and U.S. Bancorp Piper Jaffray. For more information on U.S. Bancorp Piper Jaffray, visit WWW.PIPERJAFFRAY.COM.

This press release contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties relating to the proposed spin-off of the U.S. Bancorp Piper Jaffray business, including the impact of the proposed spin-off on U.S. Bancorp's and the new company's results of operations, the financial accounting consequences of the proposed transaction, the impact of the spin-off on U.S. Bancorp's stock price and on its and the new company's relationships with their respective customers and employees, the tax consequences of the transaction to U.S. Bancorp, the new company and their respective stockholders, changes in business climate or market conditions or other factors which could make the proposed spin-off unadvisable. These forward-looking statements involve other inherent risks and uncertainties, and other important factors could cause actual results to differ materially from those anticipated, including those contained in U.S. Bancorp's Form 10-K, in Piper Jaffray Companies' Form 10 registration statement and in both companies' other reports on file with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and each of U.S. Bancorp and Piper Jaffray undertake no obligation to update them in light of new information or future events.

(C)2003 U.S. Bancorp Piper Jaffray, 800 Nicollet Mall, Suite 800, Minneapolis, Minnesota 55402-7020

ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.

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--------------------------------------------------------------------------------
Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of or guarantees by U.S. Bank National Association or its affiliates, and involve investment risks, including possible loss of the principal amount invested. Securities products and services are offered through U.S. Bancorp Piper Jaffray Inc., member SIPC and NYSE, Inc., a subsidiary of
U.S. Bancorp. (5/99-0679)